SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 7, 2003 (Date of earliest event reported)

VINEYARD NATIONAL BANCORP (Exact name of registrant as specified in its charter)

California	000-20862	33-0309110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9590 Foothill Boulevard, Rancho Cucamonga, California	91730

(Address of principal executive offices)	(Zip Code)

(909) 987-0177 (Registrant’s telephone number, including area code)

Not Applicable (Former name, former address and former fiscal year, if changed since last report)

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1Press Release dated April 7, 2003.

ITEM 9.       REGULATION FD DISCLOSURE

     On April 7, 2003, Vineyard National Bancorp announced by press release its earnings for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 7, 2003, Vineyard National Bancorp announced by press release its earnings for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINEYARD NATIONAL BANCORP

By:	/s/ Gordon Fong

Gordon Fong Senior Vice President and Chief Financial Officer

     Date: April 7, 2003.